Cash Overdraft	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Mann- India Technologies Private Limited [Member]
Cash Overdraft

Note 10	Cash overdraft

The Company has approximately $475,000 Line of Credit at a 12.95% interest with Andhra bank. The line of credit is secured by the hypothecation of Book Debts. Further, Line of Credit has collateral security of Property & Equipment, Fixed Deposits andwas personally guaranteed by the company’s director.

Note 10	Cash overdraft

The Company has approximately $475,000 Line of Credit at a 12.95% interest with Andhra bank. The line of credit is secured by the hypothecation of Book Debts. Further, Line of Credit has collateral security of Property & Equipment, Fixed Deposits and was personally guaranteed by the company’s director.